UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ASHFORD HOSPITALITY TRUST, INC.

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ASHFORD HOSPITALITY TRUST, INC.

November 12, 2014

Dear Stockholder:

The Ashford Hospitality Trust, Inc. (the “Company” or “Ashford Trust”) board of directors (your “Board”) and management team are committed to creating value for all Ashford Trust stockholders and are focused on taking actions to achieve that goal.  The spin-off of Ashford Trust’s asset management business into a separate publicly traded company, Ashford Inc., is another step toward maximizing value for our stockholders.  The Board believes that Ashford Inc. is well positioned for growth based on its advisory agreements with two publicly traded real estate investment trusts (“REITs”), Ashford Trust and Ashford Prime, each of which include a base fee, payable to Ashford Inc., equal to 0.70% per annum of the total market capitalization of each REIT.  The Board believes that in light of this fee structure and the anticipated growth of each REIT, which likely will increase their market capitalization, Ashford Inc. is well positioned for growth as a result of increased fees. For example, since Ashford Trust’s initial public offering, its market capitalization has grown from $398 million to $4.4 billion, and Ashford Prime’s market capitalization has grown from $1.1 billion to $1.3 billion since it was spun off from Ashford Trust in November 2013. As each of Ashford Trust and Ashford Prime grow their market capitalization, the revenue streams to Ashford Inc. will grow proportionately.  In addition, the Board believes that the anticipated launch of Ashford Inc.’s securities investment platform will also serve as a catalyst for growth at Ashford Inc. together with opportunities it may pursue without limitations imposed by REIT rules.  Ashford Investment Management LLC, which will be an indirect subsidiary of Ashford Inc. following the spin-off, will serve as the investment advisor, and its affiliate will serve as the general partner, of Ashford Inc.’s private investment fund platform.

The Board welcomes meaningful input from our stockholders towards our goal of creating enhanced value.   In addition, to ensure that management is aligned with stockholders, members of the management team have always maintained a significant share ownership level at Ashford Trust.

As you may be aware, Unite Here (“Unite Here”), a large labor union, recently filed a solicitation statement (the “Solicitation Statement”) on Schedule 14A with the Securities and Exchange Commission (the “SEC”) pursuant to which Unite Here is seeking your written consent to call a special meeting of stockholders of Ashford Trust.

The Board believes, based on prior interactions with Unite Here (which are described in greater detail in the section of this revocation statement entitled “Background of the Unite Here Solicitation”), that Unite Here has a unique agenda. Based on these prior interactions, the Board believes that Unite Here is attempting to assert its influence into a labor dispute at one of Ashford Trust’s Alaskan hotels and to disrupt the value creating separation of Ashford Inc.

The Company’s Second Amended and Restated Bylaws, dated February 25, 2014 (the “Bylaws”), provide a mechanism by which stockholders may properly propose matters to be acted upon at the Company’s annual meeting.  Unite Here is now soliciting your revocable written consent to request a special meeting of the Company’s stockholders to consider and vote upon a number of proposals, which include proposals (i) amending certain provisions of our Bylaws, (ii) recommending that the Board submit to a stockholder vote its planned spin-off of Ashford Inc., (iii) interfering with the Board’s management of the business and affairs of the Company, and (iv) amending the bylaws of Ashford Inc. when and if it becomes a stand-alone corporate entity.

After careful consideration by the Board and expenditure of time and resources by the Company, Ashford Trust is seeking to enhance stockholder value through the proposed spin-off of Ashford Inc. into a separate stand-alone public company.

The Board strongly believes that convening a special meeting is not in the best interests of the Company or its stockholders at this time.

The Board does not believe that the issues raised in the Solicitation Statement should be addressed at a special meeting demanded by a stockholder with specific interests related to an on-going labor dispute that the Board believes are not aligned with the interests of all of our stockholders.

If you have already submitted a written request card to Unite Here supporting the calling of a special meeting, you can revoke such request by marking “YES, REVOKE MY REQUEST” and submitting the accompanying BLUE revocation card to the Company. Even if you have not submitted a written request card to Unite Here, you may nevertheless communicate that you do not believe a special meeting is necessary or express your opposition to calling a special meeting by signing, dating and returning the accompanying BLUE revocation card to the Company.

Regardless of the number of shares of common stock of the Company that you own, your views are important. Thank you for your consideration.

Sincerely yours,

Monty J. Bennett
Chief Executive Officer & Chairman of the Board

ASHFORD HOSPITALITY TRUST, INC.

REVOCATION SOLICITATION STATEMENT
OF ASHFORD HOSPITALITY TRUST, INC.
IN RESPONSE TO A SOLICITATION OF WRITTEN REQUESTS FOR SPECIAL MEETING
BY UNITE HERE
November 12, 2014

This Revocation Solicitation Statement (this “Revocation Solicitation Statement”) and the accompanying BLUE revocation card (the “BLUE Revocation Card”) are being furnished by Ashford Hospitality Trust, Inc., a Maryland corporation (“we,” the “Company” or “Ashford Trust”), to the holders of outstanding shares of our common stock, par value $0.01 per share (our “Common Stock”), in connection with the solicitation of written request forms (“Written Requests”) by Unite Here (“Unite Here”). For purposes of this Revocation Solicitation Statement, all references herein to the Written Requests being solicited by Unite Here shall be deemed to include any associated proxies being solicited by Unite Here. This Revocation Solicitation Statement and the enclosed BLUE Revocation Card are first being mailed to stockholders on or about November 14, 2014.

As you may be aware, Unite Here, a large labor union, recently filed a solicitation statement (the “Solicitation Statement”) on Schedule 14A with the Securities and Exchange Commission (the “SEC”) pursuant to which Unite Here is seeking your written consent to call a special meeting of stockholders of Ashford Trust.

The Board believes, based on prior interactions with Unite Here (which are described in greater detail in the section of this revocation statement entitled “Background of the Unite Here Solicitation”), that Unite Here has a unique agenda. Based on these prior interactions, the Board believes that Unite Here is attempting to assert its influence into a labor dispute at one of Ashford Trust’s Alaskan hotels and to disrupt the value creating separation of Ashford Inc.

The Company’s Second Amended and Restated Bylaws, dated February 25, 2014 (the “Bylaws”), provide a mechanism by which stockholders may properly propose matters to be acted upon at the Company’s annual meeting.   Rather than pursue these already available mechanisms, Unite Here is now soliciting your revocable written consent to request a special meeting of the Company’s stockholders to consider and vote upon a number of proposals, which include proposals (i) amending certain provisions of our Bylaws, (ii) recommending that the Board submit to a stockholder vote its planned spin-off of Ashford Inc., (iii) interfering with the Board’s management of the business and affairs of the Company, and (iv) amending the bylaws of Ashford Inc. when and if it becomes a stand-alone corporate entity.

After careful consideration by the Board and expenditure of time and resources by the Company, Ashford Trust is seeking to enhance stockholder value through the proposed spin-off of Ashford Inc. into a separate stand-alone public company.

Under our Bylaws, the calling of a stockholder-requested special meeting will require the valid and unrevoked written requests of record holders of not less than a majority of the Company’s outstanding shares of Common Stock entitled to vote. As of October 16, 2014, which is the request record date set by our Board, there were 89,449,342 outstanding shares of Common Stock.  Based on the number of shares of Common Stock outstanding on October 16, 2014, in order to request the special meeting in accordance with the Bylaws, Unite Here would need to validly deliver to the Company pursuant to our Bylaws, executed and unrevoked Written Requests from record holders of approximately 44,724,672 shares of Common Stock, including the 765 shares beneficially owned by Unite Here.

As of October 16, 2014, our directors and executive officers collectively beneficially own 4,743,860 shares of Common Stock, representing approximately 5.3% of the outstanding shares of Common Stock as of such date.  None of our directors or executive officers intends to deliver any Written Request with respect to any of their shares of Common Stock.

For additional information regarding the mechanics of the consent solicitation, see “The Special Meeting Request Procedure— Effectiveness of Written Requests.”

THE BOARD HAS UNANIMOUSLY DETERMINED THAT THE UNITE HERE SOLICITATION IS CONTRARY TO THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND VIGOROUSLY OPPOSES THE SOLICITATION OF WRITTEN REQUESTS BY UNITE HERE. ACCORDINGLY, THE BOARD RECOMMENDS THAT YOU DO NOT SIGN ANY WRITTEN REQUEST CARD SENT TO YOU BY UNITE HERE. WHETHER OR NOT YOU HAVE PREVIOUSLY EXECUTED UNITE HERE’S WRITTEN REQUEST CARD, YOU MAY ELECT AGAINST THE CALLING OF A SPECIAL MEETING, AND YOU MAY REVOKE ANY PREVIOUSLY EXECUTED WRITTEN REQUEST TO CALL A SPECIAL MEETING, IF YOU SIGN, DATE AND DELIVER THE ENCLOSED BLUE REVOCATION CARD USING THE PRE-PAID ENVELOPE PROVIDED AT ANY TIME PRIOR TO THE DATE OF ANY STOCKHOLDER-CALLED SPECIAL MEETING.

If you have questions or need assistance revoking your Written Request for your shares, please contact our proxy solicitor:

MacKenzie Partners Inc.
105 Madison Avenue
New York, NY 10016
Stockholders call toll-free: (800) 322-2885
Banks and Brokers call collect: (212) 929-5500

QUESTIONS AND ANSWERS ABOUT THIS REVOCATION SOLICITATION STATEMENT

Why am I receiving this Revocation Solicitation Statement?

Unite Here recently filed its Solicitation Statement pursuant to which it is seeking to require the Company to call a special meeting of stockholders to vote upon a number of proposals. Your Board believes that the calling of a special meeting is inappropriate at this time and will serve only to divert the attention of the Board and the Company’s management from its goal of delivering consistent returns and creating long-term shareholder value. At the proposed special meeting, Unite Here expects to present to Company stockholders the proposals described under “Description of the Unite Here Solicitation.”

You are receiving this Revocation Solicitation Statement as a stockholder of the Company as of the date of this Revocation Solicitation Statement. As further described below, you should sign, date and deliver the enclosed BLUE Revocation Card, by mail in the event you desire to:

1.              Revoke any Written Request that you may have delivered or caused to be delivered to request that we call a special meeting; or

2.              Communicate that you do not believe a special meeting is necessary or express your opposition to a special meeting, even if you have not already submitted a Written Request.

Who is making this solicitation?

Ashford Trust is making this solicitation.

Should I oppose Unite Here’s efforts to call a special meeting?

The Board strongly believes that convening a special meeting is not in the best interests of the Company or its stockholders at this time. The Board does not believe that the issues raised in Unite Here’s Solicitation Statement should be addressed at a special meeting demanded by a stockholder with unique interests related to an on-going labor dispute that the Board believes are not aligned with the interests of all of our stockholders. Rather, the Board strongly believes that the more prudent course of action is for the Company to extend its track record of substantial growth that the Board is confident will create significantly more value for stockholders than Unite Here’s proposals.

The Board is committed to creating value for shareholders, and the spin-off of Ashford Trust’s asset management business into a separate publicly traded company, Ashford Inc., is another step towards achieving that goal. The Board believes that Ashford Inc. is well positioned for growth based on its advisory agreements with two publicly traded real estate investment trusts (“REITs”) Ashford Trust and Ashford Prime, each of which include a base fee, payable to Ashford Inc., equal to 0.70% per annum of the total market capitalization of each REIT. The Board believes that in light of this fee structure and the anticipated growth of each REIT, which likely will increase their market capitalization, Ashford Inc. is well positioned for growth as a result of increased fees.  For example, since Ashford Trust’s initial public offering, its market capitalization has grown from $398 million to $4.4 billion, and Ashford Prime’s market capitalization has grown from $1.1 billion to $1.3 billion since it was spun off from Ashford Trust in November 2013. As each of Ashford Trust and Ashford Prime grow their market capitalization, the revenue streams to Ashford Inc. will grow proportionately. In addition, the Board believes that the anticipated launch of Ashford Inc.’s securities investment platform will also serve as a catalyst for growth at Ashford Inc. together with opportunities it may pursue without limitations imposed by REIT rules.  Ashford Investment Management LLC, which will be an indirect subsidiary of Ashford Inc. following the spin-off, will serve as the investment advisor, and its affiliate will serve as the general partner, of Ashford Inc.’s private investment fund platform.

The Board believes, based on prior interactions with Unite Here (which are described in greater detail in the section of this Revocation Solicitation Statement entitled “Background of the Unite Here Solicitation”), that Unite Here has a unique interest. Based on these prior interactions, the Board believes that Unite Here is attempting to assert its influence into a labor dispute at one of Ashford Trust’s Alaskan hotels.  Further, the Board believes that Unite Here is seeking to disrupt the value creating separation of Ashford Inc. in order to advance its interests in a labor dispute and benefit its members at the expense of all shareholders.

What are you asking me to do?

The Board has unanimously determined that Unite Here’s Solicitation Statement is contrary to the best interests of the Company and its stockholders, and vigorously opposes the solicitation of Written Request cards by Unite Here. Accordingly, the Board recommends that you do not sign any Written Request card sent to you by Unite Here. Whether or not you have previously executed Unite Here’s Written Request card, you may elect against the calling of a special meeting if you sign, date and deliver the enclosed BLUE Revocation Card by mail (using the enclosed pre-paid envelope) to our proxy solicitor, MacKenzie Partners Inc. (“MacKenzie Partners”), at 105 Madison Avenue, New York, NY 10016.

If I have already delivered a Written Request, is it too late for me to change my mind?

No. You have the right to revoke your Written Request at any time prior to the date of any stockholder-requested special meeting by signing, dating and delivering a BLUE Revocation Card in the envelope provided.

When will the Written Requests become effective?

Under our Bylaws, the Written Requests will become effective if valid and unrevoked Written Requests of the holders of record of at least a majority of the outstanding shares of Common Stock are delivered to the Corporate Secretary of the Company in the form and manner required by, and in compliance with, our Bylaws within 30 days after October 16, 2014, which is the request record date for determining stockholders entitled to request the special meeting.

What happens if I do nothing?

If you do not send in any Written Request card that Unite Here may send you and you do not return the enclosed BLUE Revocation Card, you will effectively be voting AGAINST Unite Here’s attempt to hold a special meeting.

Does the revocation have any effect on matters other than the Written Request?

No. We are seeking revocations only for the Written Request related to the calling of the special meeting. We are not currently seeking your proxy, vote, consent or authorization with respect to any other matter, including any matter that may come before the special meeting.

Whom should I call if I have questions about the solicitation?

MacKenzie Partners Inc.
105 Madison Avenue
New York, NY 10016
Stockholders call toll-free: (800) 322-2885
Banks and Brokers call collect: (212) 929-5500

DESCRIPTION OF THE UNITE HERE SOLICITATION

As set forth in the Unite Here Solicitation Statement and related materials filed with the SEC, Unite Here is soliciting your Written Request to request that the Company call a special meeting of the Company’s stockholders, at which it expects to present the following matters (the “Proposals”) for a stockholder vote:

Proposal 1

Resolved, shareholders of Ashford Hospitality Trust hereby amend the Amended and Restated Bylaws dated February 25, 2014 to restore shareholders’ rights to amend the Bylaws, by changing Article VI, Section 8, to read: “Section 8. Amendments. These Bylaws may be altered, amended or repealed, and new bylaws adopted, by the vote of a majority of the entire Board of Directors or by a vote of a majority of the voting power of the common stock of the Corporation. This section can only be amended if approved by a majority of the voting power of the common stock of the Corporation.” If any law bars shareholders from making the above amendment, then this resolution shall be deemed a recommendation to the Board.

Proposal 2:

Resolved, shareholders of Ashford Hospitality Trust hereby amend the Amended and Restated Bylaws dated February 25, 2014 to reinstate the language of the Trust’s November 12, 2010 Bylaws regarding Special Meetings, including, among other provisions, reinstating shareholders’ right to call a special meeting of shareholders with the support of 25% of all votes entitled to be cast at such a meeting. If any law bars shareholders from making the above amendment, then this resolution shall be deemed a recommendation to the Board.

Proposal 3:

Resolved, shareholders of Ashford Hospitality Trust hereby amend the Amended and Restated Bylaws dated February 25, 2014 by changing Article II, Section 2, to read: “Section 2. Number and Terms. The Board of Directors shall establish and may increase or decrease the number of directors of the Corporation, provided, that the number thereof shall never be less than the minimum number permitted under the Maryland General Corporation Law nor more than 15, and further provided, that the tenure of office of a director shall not be affected by any decrease in the number of directors. A majority of the directors shall have been affirmatively determined by the Board to be independent, as defined and to the extent required in the applicable rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve for a term of one year and until his successor shall be elected and shall qualify or until his earlier resignation or removal. The preceding sentence can only be amended if such amendment receives prior approval from a majority of the voting power of the common stock of the Corporation.” If any law bars shareholders from making the above amendment, then this resolution shall be deemed a recommendation to the Board.

Proposal 4:	Resolved, shareholders of Ashford Hospitality Trust recommend to the Board that the proposed spinoff of Ashford Inc. be put to a vote by shareholders.

Proposal 5:

Resolved, shareholders of Ashford Hospitality Trust recommend that the Board revise its advisory agreement with Ashford Inc. to:

a. Remove any and all penalties for terminating the Advisory Agreement and becoming self-managed;

b. Amend the base fee to provide that Ashford Hospitality Trust pay the lowest alternative base fee; and

c. Remove change in control termination fees.

Proposal 6:	Resolved, shareholders of Ashford Hospitality Trust recommend the Board take all necessary steps to allow open bidding for all hotel management contracts at its hotels.

Proposal 7:	Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to allow for the annual election of all directors.

Proposal 8:

Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to remove the restrictions on individual stock ownership.

Proposal 9:

Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to reinstate shareholders’ right to call a special meeting with the support of 25% of all votes entitled to be cast at such a meeting.

Proposal 10:

Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to allow for the removal of directors without cause by the vote of a majority of all votes entitled to be cast.

Proposal 11:

Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to allow for annual advisory votes on executive compensation regardless of statutory requirements.

Proposal 12:	Resolved, shareholders of Ashford Hospitality Trust, as the future shareholders of Ashford Inc., call on Ashford Inc. to take all necessary steps to opt out of the Delaware anti-takeover statute.

BACKGROUND OF THE UNITE HERE SOLICITATION

Unite Here represents a large group of employees at the Anchorage Sheraton hotel in Alaska, a property managed by Remington Lodging & Hospitality, LLC (“Remington”), the Company’s primary property manager and which is wholly-owned by Mr. Monty J. Bennett, the Company’s Chairman and Chief Executive Officer, and Mr. Archie Bennett, Jr., the Company’s Chairman Emeritus.  Remington has managed the hotel and employed the employees since 2006.

From 2008 to 2010, Remington attempted to negotiate a new collective bargaining agreement with the employees being represented by Unite Here.  The negotiations, occurring during the depths of the economic downturn, did not result in an agreement.  During the course of that bargaining, Unite Here implemented a public boycott against the hotel.

In mid-2010, a majority of the hotel’s employees signed a decertification petition, directing Remington to withdraw recognition of Unite Here as its bargaining representative.  Remington complied with the petition’s demand.  Unite Here, in turn, filed a series of unfair labor practice charges (“ULPs”) with the National Labor Relations Board, alleging that Remington had committed various infractions of the National Labor Relations Act, including premature declaration of bargaining impasse, and that Remington was, therefore, not lawfully entitled to rely upon the decertification petition.

On February 2, 2012, Remington was ordered by the United States District Court for the district of Alaska to re-recognize Unite Here as the bargaining representative for most of the Anchorage Sheraton’s employees.  Remington complied with the court’s order, but Unite Here has refused to meet and negotiate any further.  Unite Here continues to pursue its boycott.

Subsequently in 2013, another hearing, related to a separate and additional set of ULPs, was held before an administrative law judge with the National Labor Relations Board.  These alleged ULPs dealt with actions by Remington at the hotel, including the termination of three employees that occurred between the date of the 2010 decertification petition and the February 2012 order to re-recognize Unite Here as the bargaining representative.  On March 18, 2014, the United States District Court for the district of Alaska ordered Remington to re-hire the three discharged employees.  Remington complied with this order.

Since Unite Here’s re-recognition as the bargaining representative in February 2012, Unite Here has alleged only a small number of new ULPs.  None of the allegations were found to have merit by the National Labor Relations Board and no new litigation has been pursued by the National Labor Relations Board against Remington.  On November 4, 2014, the Company learned that the National Labor Relations Board had dismissed all open ULPs against Remington.

On May 14, 2013, at the Company’s 2013 annual meeting, Unite Here submitted a proposal to amend the Bylaws to require the chairman of the Board to be a director who is independent of the Company.  The proposal failed. Unite Here had previously submitted a similar proposal at the Company’s 2009 annual meeting. That proposal also failed.

On May 13, 2014, at the Company’s 2014 annual meeting, Unite Here submitted a non-binding proposal to recommend that the Board take steps to amend the Company’s governing documents, consistent with applicable laws, to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.  The proposal passed and was subsequently adopted by the Board, subject to the approval of a similar amendment to the Company’s charter at the 2015 annual shareholder meeting.

On May 29, 2014, only two weeks after the Company’s annual meeting, the Company’s management learned that Unite Here was hosting a website on which it purported to support an open dialogue on Ashford Trust’s proposed spin-off of Ashford Inc. and other restructuring matters.

On June 26, 2014, Unite Here filed with the SEC a preliminary solicitation statement on Schedule 14A, soliciting written consents to call a special meeting of Ashford Trust stockholders.

On August 18, 2014, Unite Here filed with the SEC a definitive solicitation statement on Schedule 14A, soliciting written consents to call a special meeting of Ashford Trust stockholders.

On September 3, 2014, Unite Here filed additional proxy soliciting materials with the SEC.

On September 15, 2014, Unite Here published a press release soliciting support for a public meeting and filed the press release with the SEC as additional proxy soliciting materials.

On October 2, 2014, Unite Here filed additional proxy soliciting materials with the SEC.

On October 7, 2014, Unite Here filed a revised definitive solicitation statement on Schedule 14A, soliciting written consents to call a special meeting of Ashford Trust stockholders.

On October 8, 2014, representatives of Unite Here sent an email to David Brooks, the Company’s Chief Operating Officer and General Counsel, which included a request from Unite Here for the Company to set a request record date for a solicitation for a special meeting of the Company’s stockholders.

On October 9, 2014, Unite Here published a press release announcing its solicitation of consents to call a special meeting and filed the press release with the SEC as additional soliciting materials.

On October 10, 2014, Unite Here published a press release regarding the proposed spin-off of Ashford Inc. into a separate stand-alone public company and filed the press release with the SEC as additional soliciting materials.

On October 14, 2014, representatives of Unite Here sent to Mr. Brooks, via certified mail a copy of Unite Here’s request to set a request record date for the solicitation of a special meeting. Unite Here also filed additional proxy soliciting materials with the SEC on this date.

On October 15, 2014, the Board set a request record date for Unite Here’s solicitation of consents to call special meeting of October 16, 2014.

On October 15, 2014, Unite Here filed additional definitive proxy materials with the SEC regarding its solicitation of consents to call a special meeting.

On October 17, 2014, Unite Here published another press release regarding the spin-off of Ashford Inc.  and the potential effects of the spin-off on current Company stockholders and filed the press release with the SEC as additional soliciting materials.

On October 21, 2014, Unite Here sent a letter to Mr. Brooks stating that it was in the process of attempting to move shares of Common Stock into record form in order to comply with the Bylaw requirement that only stockholders of record are entitled to call a special meeting of the Company’s stockholders.

On October 26, 2014, the Board took the following actions, in response to the Board’s on-going dialogue with the Company’s shareholders, which are meant to enhance the Company’s corporate governance practices as well as the corporate governance practices for Ashford Inc.:

•                  Amended the Bylaws, consistent with a proposal previously approved by shareholders at the Company’s 2014 annual shareholder meeting, to provide for a majority voting standard in the election of directors in uncontested elections, subject to the approval of a similar amendment to the Company’s charter at the 2015 annual shareholder meeting.

•                  Amended the Bylaws to permit shareholders holding a majority of the voting power to amend the Bylaws.

•                  Amended the Bylaws to reduce the threshold to call a special meeting of shareholders from 50 percent to 35 percent of the outstanding Common Stock, following the Company’s 2015 annual shareholder meeting.

•                  Amended the bylaws of Ashford Inc. to provide Ashford Inc. shareholders the right to call a special meeting.

•                  Developed a plan to provide Ashford Inc. shareholders the opportunity to vote to declassify Ashford Inc.’s board of directors at Ashford Inc.’s first annual meeting.

•                  Developed a plan to permit Ashford Inc.’s directors up for annual election to be removed with or without cause, if shareholders vote to declassify the board of directors.

•                  Developed a plan to provide Ashford Inc. shareholders the opportunity to provide an advisory non-binding vote on executive compensation every three years.

On October 27, 2014, the Company issued a press release announcing that the Board had implemented the corporate governance enhancements listed above.

On October 28, 2014, Unite Here issued a press release responding to the Company’s corporate governance reforms and filed additional definitive proxy materials with the SEC regarding its solicitation of consents to call a special meeting.

On October 29, 2014, Unite Here further responded to the Company’s corporate governance reforms and filed additional definitive proxy materials with the SEC regarding its solicitation of consents to call a special meeting.

On October 29, 2014, Mr. Brooks received an email from Unite Here informing him that, on October 27, 2014, Unite Here had transferred ten shares of Common Stock into record form.

On November 3, 2014, the Company announced that it was mailing a letter to its shareholders regarding Unite Here’s efforts to call a special meeting.

On November 4, 2014, Unite Here filed additional proxy soliciting materials with the SEC.

On November 4, 2014, Institutional Shareholder Services (“ISS”) issued a report recommending that Company shareholders support the calling of a special meeting.

On November 5, 2014, the Company issued a press release noting errors in the ISS report and expressing the Board’s disagreement with the report.

On November 6, 2014, Unite Here issued a press release responding to the ISS report and filed it with the SEC as additional proxy soliciting materials.

On November 6, 2014, Glass Lewis & Co. (“Glass Lewis”) issued a report recommending that Company shareholders not support Unite Here’s efforts to call a special meeting.

On November 7, 2014, Unite Here filed additional proxy soliciting materials with the SEC.

On November 10, 2014, Unite Here filed additional proxy soliciting materials with the SEC.

On November 11, 2014, Egan-Jones Proxy Services joined Glass Lewis in recommending that Company shareholders not support Unite Here’s efforts to call a special meeting.

RESPONSE OF ASHFORD TRUST

We believe that the calling and holding of a special meeting is premature and unnecessary at this time. We believe that the calling and holding of a special meeting will have significant and important consequences for the Company as outlined below. Accordingly, we recommend that you carefully consider whether to support the Unite Here Solicitation in light of the potential risks and costs to the Company discussed below. If, after careful consideration, you do not wish to support the request to call a special meeting, do NOT sign any Written Request card sent to you.

Whether or not you have previously executed a Written Request card, you may sign, date and deliver the enclosed BLUE Revocation Card as soon as possible to communicate that you do not believe a special meeting is necessary or to express your opposition to a special meeting.

Stockholders should take into account the following considerations when deciding whether to support the Unite Here Solicitation:

The Board believes that there are certain significant risks and costs associated with calling and holding a special meeting, some of which are highlighted below. Stockholders should be aware of these risks and costs before making the decision of whether to execute and return a Written Request card in connection with the Unite Here Solicitation.

•                  Ashford Trust believes that it maintains an open dialogue with its stockholders and endeavors to respond to its stockholders’ wishes when appropriate under the circumstances.  A special meeting and the related solicitations risk diverting significant time and resources when it is critical that Ashford Trust’s Board and management be fully focused on operations and executing the Company’s strategies. Rather than hold a special meeting, our Board and management strongly believe that the more prudent course of action is for Ashford Trust to focus on extending its track record of substantial growth that the Board and management are confident will create significantly more value for stockholders than Unite Here’s proposal.

•                  .In light of the corporate governance enhancements recently adopted by the Company, the Board believes that certain of Unite Here’s proposals have been rendered moot and, as such, no longer merit the calling of a special meeting.

•                  Successive solicitations would also require Ashford Trust to incur additional financial costs, including with respect to internal allocations, third-party advisory fees, printing, mailing and solicitation expenses and other costs.

Stockholders should carefully consider whether a special meeting is in the best interests of the Company and its stockholders. We strongly believe that a special meeting is no substitute for ongoing, direct, two-way communication between us and our stockholders. Your prompt delivery of the enclosed BLUE Revocation Card will allow the Board and management to return their focus to creating the most value for our stockholders.

IF YOU ARE NOT CONVINCED THAT A SPECIAL MEETING IS THE APPROPRIATE PATH OR YOU BELIEVE A SPECIAL MEETING IS UNNECESSARY AND WISH TO OPPOSE THE CALLING OF A SPECIAL MEETING, PLEASE SIGN, DATE AND DELIVER THE ENCLOSED BLUE REVOCATION CARD USING THE PRE-PAID ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU HAVE SIGNED THE WRITTEN REQUEST CARD FROM UNITE HERE AND WHETHER YOU ARE A RECORD OR STREET NAME HOLDER.

THE SPECIAL MEETING REQUEST PROCEDURE

Voting Securities

As of October 16, 2014, there were 89,449,342 outstanding shares of Common Stock. The Company has only one class of common stock.

Persons beneficially owning shares of the Company’s Common Stock (but not holders of record), such as persons whose ownership of Common Stock is through a broker, bank, financial institution or other nominee holder, who wish to revoke a previously instructed Written Request must contact such broker, bank, financial institution or other nominee holder and instruct such person to execute a revocation using the BLUE Revocation Card on their behalf. Any failure to submit a Written Request will have the same effect as submitting a BLUE Revocation Card.

Additionally, even if you have not already submitted a Written Request, you may elect to execute and submit the BLUE Revocation Card to communicate that you do not believe a special meeting is necessary or to express your opposition to a special meeting.

Effectiveness of Written Requests

Under our Bylaws, the Corporate Secretary of the Company shall call a special meeting of stockholders upon the written request of the holders of record of at least a majority of the outstanding shares of Common Stock, subject to and in compliance with our Bylaws. Under Article I, Section 3(b) of our Bylaws, if written revocations of the Written Requests have been delivered to the Corporate Secretary and the result is that Written Requests have been delivered from stockholders of record (or their agents duly authorized in writing) of less than a majority of the outstanding shares of Common Stock, then the Company is not obligated to call a special meeting.

Under our Bylaws, if valid, unrevoked Written Requests signed by the holders of record of at least a majority of the outstanding shares of Common Stock are delivered to the Corporate Secretary of the Company in the form and manner required by, and in compliance with, our Bylaws within 30 days after October 16, 2014, the Written Requests will become effective.

Under Article I, Section 3(b) of our Bylaws, if prior to the date of such special meeting, we receive revocations of Written Requests such that there are no longer valid unrevoked Written Requests from holders of record as of the Request Record Date (as defined in the Bylaws) of at least a majority of the outstanding shares of Common Stock as provided in our Bylaws, then: (i) if the notice of the special meeting has not been delivered, the Company will not deliver the notice of the special meeting and instead send to all stockholders who have submitted Written Requests and who have not revoked such Written Requests, written notice of revocation of a request for a special meeting, or (ii) if the notice of the special meeting has been delivered and if the Company first sends to all stockholders who have submitted Written Requests and who have not revoked such Written Requests for a special meeting, written notice of revocation of a request for the special meeting and written notice of the Company’s intention to revoke the notice of the special meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the Corporate Secretary may revoke the notice of the special meeting at any time before ten days before the commencement of the special meeting or (B) the chairman of the special meeting may call the special meeting to order and adjourn the meeting without acting on the Proposals. Any request for a special meeting received after a revocation by the Company of a notice of a special meeting shall be considered a request for a new special meeting. As a result, we may (and likely will) continue to solicit revocations of Written Requests up to and until the date of any stockholder-requested special meeting.

We reserve our rights to require full compliance with the provisions set forth in our Bylaws and applicable law, including the Maryland General Corporation Law, with respect to any special meeting sought to be called by Unite Here or any other stockholders, including the enforcement of the procedures and requirements for calling a special meeting set forth under Article I, Section 3 of our Bylaws. These requirements include, but are not limited to, the inclusion within any Written Request of: (a) the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice (as defined in the Bylaws) received by the Corporate Secretary), (b) the date of signature of each such stockholder (or such agent) signing the Written Request, (c) the name and address, as they appear in the Company’s books, of each stockholder signing such Written Request (or on whose behalf the Written Request is signed), (d) the class, series and number of all shares of stock of the Company which are owned (beneficially or of record) by each such stockholder and (e) the nominee holder for, and number of, shares of stock of the Company owned beneficially but not of record by such stockholder,

The date, time and record date for any special meeting will be set by our Board in accordance with our Bylaws and Maryland law.

Even if Unite Here is successful in its efforts to solicit and cause to be delivered to us valid and unrevoked Written Requests from the holders of not less than a majority of the outstanding shares of Common Stock as provided in our Bylaws, previously submitted Written Requests may be revoked at any time prior to the date of the stockholder-requested special meeting. If prior to the date of such special meeting, we receive revocations of Written Requests such that there are no longer valid unrevoked Written Requests from holders of record of at least a majority of the outstanding shares of Common Stock as provided in our Bylaws, our Board has the discretion to cancel the stockholder-requested special meeting. As a result, we may (and likely will) continue to solicit revocations of Written Requests up to and until the date of any stockholder-requested special meeting.

Effect of BLUE Revocation Card

Under Maryland law and our Bylaws, stockholders may revoke any previously signed Written Request by signing, dating and returning to us a BLUE Revocation Card at any time prior to the date of a stockholder-requested special meeting. A Written Request may also be revoked by delivery of a written revocation of your request to Unite Here. Stockholders are urged, however, to return all request revocations in the envelope provided to MacKenzie Partners. We request that if a revocation is instead delivered to Unite Here, a copy of the revocation also be returned in the postage-paid envelope provided so that we will be aware of all revocations and so that the inspector of requests can accurately account for all revocations.

Unless you specify otherwise, by signing and delivering the BLUE Revocation Card, you will be deemed to have revoked any Written Request for a special meeting.

Any BLUE Revocation Card may itself be revoked by marking, signing, dating and delivering a written revocation of your BLUE Revocation Card to the Company, or to Unite Here, or by delivering to Unite Here a subsequently dated Written Request card that Unite Here sent to you.

The revocation of any previously delivered Written Request card or BLUE Revocation Card must be signed and have a date subsequent to the previously delivered Written Request or Revocation Card. The revocation is not required to state the number of shares held unless you wish to revoke your Written Request with respect to less than all shares as to which you previously requested the special meeting, in which case you must state the number of shares to which your revocation relates. In addition, if you have more than one account with respect to which you have delivered a Written Request, the revocation should identify the relevant account for which the Written Request is being revoked.

We have retained MacKenzie Partners to assist in communicating with stockholders in connection with the Unite Here Solicitation and to assist in obtaining BLUE Revocation Cards as appropriate. If you have any questions about how to complete or submit your BLUE Revocation Card or any other questions, MacKenzie Partners will be pleased to assist you. Please contact MacKenzie Partners toll-free at (800) 322-2885 (for stockholders) or collect at (212) 929-5500 (for banks and brokers).

If any shares of Common Stock that you own are held for you in an account with a stock brokerage firm, bank nominee or other similar “street name” holder, you should follow the instructions on the BLUE Revocation Card to revoke a request with respect to your shares. Alternatively, you can contact the person responsible for your account and direct him or her to revoke a request by executing the enclosed BLUE Revocation Card on your behalf. You are urged to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to the Company at the address set forth below so that the Company will be aware of your instructions and can attempt to ensure each instruction is followed.

YOU HAVE THE RIGHT TO REVOKE ANY WRITTEN REQUEST YOU MAY HAVE PREVIOUSLY GIVEN TO UNITE HERE AT ANY TIME PRIOR TO THE DATE OF ANY STOCKHOLDER-CALLED SPECIAL MEETING. TO DO SO, YOU NEED ONLY SIGN, DATE AND RETURN IN THE PRE-PAID ENVELOPE PROVIDED THE BLUE REVOCATION CARD ACCOMPANYING THIS REVOCATION SOLICITATION STATEMENT.

You should carefully review this Revocation Solicitation Statement. YOUR TIMELY RESPONSE IS IMPORTANT. You may reject the Unite Here Solicitation by promptly signing, dating and returning the enclosed BLUE Revocation Card in the pre-paid envelope provided. Please be aware that if you sign a Written Request card, you will be deemed to have requested a special meeting in accordance with the Unite Here Solicitation, unless your Written Request is subsequently revoked by a valid revocation or deemed revoked by a reduction in the number of shares that you hold.

Results of Solicitation

We anticipate retaining an inspector of requests in connection with the Unite Here Solicitation. We intend to notify stockholders as to whether the requisite Written Requests have been received for calling a special meeting promptly following the inspector’s review and certification of such Written Requests.

APPRAISAL RIGHTS

Our stockholders do not have appraisal rights under Maryland law in connection with the Unite Here Solicitation or this Revocation Solicitation Statement.

SOLICITATION OF REVOCATIONS

The cost of this Revocation Solicitation Statement will be borne by the Company. We have retained MacKenzie Partners as proxy solicitors to assist in this solicitation. The total amount currently estimated to be spent in connection with the Revocation Solicitation Statement is approximately $150,000.  In addition to the use of mail, revocation requests may be solicited by our directors, certain officers and employees of the Company by facsimile, telephone and email, in person discussions and by advertisements. MacKenzie Partners will also assist our communications with our stockholders with respect to the Revocation Solicitation Statement and such other advisory services as may be requested from time to time by us. MacKenzie Partners has advised the Company that approximately 30 of its employees will be involved in the solicitation of consent revocations on behalf of the Company. In addition, MacKenzie Partners and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement. We will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding the Revocation Solicitation Statement materials to, and obtaining instructions relating to such materials from, beneficial owners of our Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table in Annex A sets forth the beneficial ownership of our Common Stock as of October 16, 2014 for each person or group that holds more than 5% of our Common Stock, and for each of our current directors and named executive officers and for our current directors and executive officers as a group. To our knowledge, each person that beneficially owns our shares has sole voting and disposition power with regard to such shares. Except as set forth in Annex A, no person who has been a director or executive officer of the Company at any time since January 1, 2013, has any substantial interest, direct or indirect, by security holdings or otherwise, in the outcome of this solicitation.

Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single Revocation Solicitation Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Revocation Solicitation Statement, please notify your broker and direct your written request to MacKenzie Partners, at 105 Madison Avenue, New York, NY 10016. Stockholders who currently receive multiple copies of the Revocation Solicitation Statement at their address and would like to request “householding” of their communications should contact their broker.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2015 ANNUAL MEETING

If you wish to submit a proposal to be included in our Proxy Statement for our 2015 annual meeting of stockholders pursuant to Rule 14a8 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), we must receive the proposal at our principal office no later than the close of business on December 15, 2014, and the proposal must otherwise comply with Rule 14a-8. Please address your proposal to: Corporate Secretary, Ashford Hospitality Trust, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

Under our Bylaws (which are subject to amendment), if you wish to nominate a director or bring other business before the stockholders at our 2015 annual meeting, you must:

•                  notify our Corporate Secretary in writing not less than 90 days nor more than 120 days prior to first anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting; and

•                  include in your notice the specific information required by our Charter and Bylaws.

If you would like a copy of our Charter or Bylaws, we will send you one without charge on request. A copy of our Charter and Bylaws also is available at www.ahtreit.com.

If you wish to recommend a nominee for director, you should comply with the procedures provided in the Bylaws and the charter for the Corporate Governance Committee of our Board, available at http://www.snl.com/Cache/1001183937.PDF?Y=&O=PDF&D=&FID=1001183937&T=&IID=4088185. Only recommendations received on or after December 15, 2014, but no later than January 14, 2015, will be considered for candidacy at the 2015 annual meeting of stockholders.

FORWARD-LOOKING STATEMENTS

This Revocation Solicitation Statement contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date they were first issued and are based on current expectations as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Ashford Trust’s control. Ashford Trust expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Additional information concerning these and other risks can be found in press releases issued by Ashford Trust, as well as Ashford Trust’s public filings with the SEC, including the discussion under the heading “Risk Factors” in Ashford Trust’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Copies of Ashford Trust’s press releases and additional information about Ashford Trust are available at www.ahtreit.com or you can contact the Ashford Trust Investor Relations Department by calling (972) 778-9487.

WHERE YOU CAN FIND MORE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to http://www.snl.com/irweblinkx/docs.aspx?iid=4088185. The information provided on our website is not part of this Revocation Solicitation Statement, and therefore is not incorporated by reference.

If you have any questions or need any assistance in revoking a Written Request you may have given to Ashford Trust, please contact our agent:

MacKenzie Partners Inc.
105 Madison Avenue
New York, NY 10016
Stockholders call toll-free: (800) 322-2885
Banks and Brokers call collect: (212) 929-5500

Annex A

Security Ownership of Management and Principal Stockholders

Unless otherwise noted, the following table sets forth information as of October 16, 2014, regarding the beneficial ownership of our Common Stock by (i) each director; (ii) the Company’s Chief Executive Officer, Chief Financial Officer, each of the Company’s three other most highly compensated executive officers for the year ended December 31, 2013, as well as the individual who served as the Company’s Chief Financial Officer during the year ended December 31, 2013 through his retirement on June 13, 2014; and (iii) all of the Company’s directors and executive officers as a group.

	Ownership of Company Common Stock			Ownership of Company Common Stock (Assuming Common and Special Units of the Company’s Operating Partnership have been Redeemed by the Individual and Exchanged for Company Common Stock)
Name of Stockholder	Number of Shares Beneficially Owned(1)		Percent of Class(2)	Number of Shares Beneficially Owned(3)	Percent of Class(4)
Monty J. Bennett	1,193,501		1.3%	6,108,129	6.5%
Archie Bennett, Jr.	1,591,414		1.8%	5,699,942	6.1%
Benjamin J. Ansell, M.D.	142,700		*	148,200	*
Thomas E. Callahan	54,284		*	54,284	*
Kamal Jafarnia	2,835		*	8,335	*
Philip S. Payne	57,259		*	57,259	*
Alan L. Tallis	258,045		*	258,045	*
David A. Brooks	356,734		*	1,768,669	1.9%
Deric S. Eubanks	56,328		*	176,328	*
Douglas A. Kessler	496,369		*	1,852,469	2.0%
David J. Kimichik(3)	334,555		*	1,105,343	1.2%
Jeremy Welter	2,255		*	377,255	*
All executive officers and directors as a group (13 persons)	4,743,860	(4)	5.3%	18,451,729	17.9%

*                 Denotes less than 1.0%.

(1)         This number excludes all common and special units of the Company’s operating partnership held by such person or group of persons.  All such common and special units are, upon vesting and, if applicable, achieving economic parity with common units, redeemable for cash, or, at the option of the Company, Common Stock on a one-for-one basis.

(2)         As of October 16, 2014, there were outstanding and entitled to vote 89,449,342 shares of Common Stock.

(3)         This number assumes all common units of the Company’s operating partnership held by such person or group of persons have been redeemed, and the Company, at its option, has issued Common Stock in satisfaction of the redemption price.  This number also assumes that the special units in the company’s operating partnership that have achieved economic parity with the common units as of the record date and are held by such person or group of persons have been converted to common units and redeemed, with the Company electing to issue Common Stock in satisfaction of the redemption price.  Some of these common and special units remain subject to time vesting requirements and are not currently redeemable.  Any special units of the Company’s operating partnership that have not yet achieved economic parity with the common units have been excluded from this calculation.

(4)         As of October 16, 2014, there were outstanding and entitled to vote 89,449,342 shares of Common Stock.  The total number of shares outstanding used in calculating the percentage for each person assumes that the common units of the Company’s operating partnership held by such person and the special units of the Company’s operating partnership held by such person that have achieved economic parity with the common units have been redeemed for Common Stock but none of the operating partnership units held by other persons have been redeemed.

(5)         Mr. Kimichik served as the Company’s Chief Financial Officer during the year ended December 31, 2013 and through his retirement on June 13, 2014.  The number of shares beneficially owned by him represents the number owned as of June 13, 2014.

(6)         Includes 197,581 shares pledged by an executive to secure a mortgage.

Stockholders Holding 5% or More

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our Common Stock as of October 16, 2014 by the persons known to Ashford Trust to be the beneficial owners of five percent or more of our Common Stock (our only voting securities), by virtue of the filing of Schedule 13D or Schedule 13G with the SEC. To our knowledge, other than as set forth in the table below, there are no persons owning more than five percent of any class of Ashford Trust ‘s Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

Title of Securities	Name of Stockholder	Number of Shares Beneficially Owned		Percent of Class(1)
Common Stock	The Vanguard Group, Inc.	10,065,970	(2)	12.4%
Common Stock	Vanguard Specialized Funds—Vanguard REIT Index Fund	5,176,997	(3)	6.4%
Common Stock	Blackrock, Inc.	5,267,126	(4)	6.5%
Common Stock	AllianceBernstein LP	4,503,367	(5)	5.6%

(1)         As of October 16, 2014, there were outstanding and entitled to vote 89,449,342 shares of Common Stock.

(2)         Based on information provided by The Vanguard Group, Inc. (“Vanguard Group”) in an amendment to Schedule 13G filed with the SEC on February 11, 2014. Per its Schedule 13G, Vanguard Group has sole voting power over 179,918 of such shares, shared voting power over 45,570 of such shares, sole power to dispose of 9,905,773 of such shares and shared power to dispose of 160,197 of such shares. The principal business address of Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(3)         Based on information provided by Vanguard Specialized Funds—Vanguard REIT Index Fund (“Vanguard Fund”) in an amendment to Schedule 13G filed with the SEC on February 4, 2014. Per its Schedule 13G, Vanguard Fund has sole voting power over all such shares and does not have sole or shared dispositive power over any of such shares. The principal business address of Vanguard Fund is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)         Based on information provided by Blackrock, Inc. in an amendment to Schedule 13G filed with the SEC on January 28, 2014. Per its Schedule 13G, Blackrock, Inc. has sole voting power of 5,066,502 of such shares and sole dispositive power over all such shares. The principal business address of Blackrock, Inc. is 40 East 52nd Street, New York, New York 10022.

(5)         Based on information provided by AllianceBernstein LP in a Schedule 13G filed with the SEC on February 11, 2014. Per its Schedule 13G, AllianceBernstein LP has sole voting power of 3,725,565 of such shares and sole dispositive power over all such shares. The principal business address of AllianceBernstein LP is 1345 Avenue of the Americas, New York, New York 10105.

BLUE REVOCATION CARD

REVOCATION OF WRITTEN REQUEST

THIS REVOCATION OF WRITTEN REQUEST IS SOLICITED ON BEHALF OF ASHFORD HOSPITALITY TRUST, INC. IN OPPOSITION TO THE SOLICITATION OF REQUESTS BY UNITE HERE AND ITS AFFILIATES TO CALL A SPECIAL MEETING OF STOCKHOLDERS OF ASHFORD HOSPITALITY TRUST, INC.

The undersigned stockholder, acting with regard to all shares of common stock of Ashford Hospitality Trust, Inc., par value $0.01 per share, entitled to vote and owned beneficially and/or of record by the undersigned, hereby acts as follows concerning any previously executed written request form and associated proxy card (together, “Written Requests”) delivered to Unite Here and its affiliates requesting the calling of a special meeting of stockholders described in the definitive Unite Here Solicitation Statement, dated October 6, 2014 and hereby confirms that the undersigned has the power to deliver a Revocation of Written Request for the number of shares represented hereby.

YOU MAY REVOKE ANY PREVIOUSLY EXECUTED WRITTEN REQUEST REGARDING THE UNITE HERE SOLICITATION FOR THE CALLING OF A SPECIAL MEETING BY SIGNING, DATING AND RETURNING THIS BLUE REVOCATION CARD TO THE COMPANY.

UNLESS YOU SPECIFY OTHERWISE, BY SIGNING AND DELIVERING THIS BLUE REVOCATION CARD TO THE COMPANY, YOU WILL BE DEEMED TO HAVE REVOKED ANY PREVIOUSLY SUBMITTED WRITTEN REQUEST WITH RESPECT TO ALL SHARES OF COMMON STOCK YOU OWN BENEFICIALLY AND/OR OF RECORD.

☐¨ YES, REVOKE MY REQUEST	☐¨ NO, DO NOT REVOKE MY REQUEST

Date

Signature

Signature (if held jointly)

Title(s)

PLEASE SIGN THIS BLUE REVOCATION CARD EXACTLY AS YOUR NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR TITLE AS SUCH. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE. IF A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. SIGNED REVOCATION CARDS WILL BE DEEMED TO REVOKE ALL PREVIOUSLY GIVEN WRITTEN REQUESTS FOR THE NUMBER OF SHARES REPRESENTED BY THE ABOVE SIGNED.